OTHER EXPENSE (INCOME), NET (Schedule of Other Expenses) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Doubtful debt provision	$ 327	$ 438	$ 1,576
Change in liability for future earn-out	(593)	0	0
Recovery of pre-acquisition receivable	(1,384)	0	0
Other	(371)	275	598
Total other expense (income), net	$ (2,021)	$ 713	$ 2,174